Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2025
Property and equipment, net
Schedule of property and equipment, net

	As of December 31,
	2024	2025
	RMB	RMB
Electronic devices	290,778	300,567
Vehicle	5,613	3,348
Furniture and office equipment	241,117	252,095
Leasehold improvement	517,192	435,948
Machinery	117,136	121,109
Buildings	405,520	405,520

Total	1,577,356	1,518,587

Accumulated depreciation and amortization	(755,127)	(759,884)

Property and equipment, net	822,229	758,703